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EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of FIRSTFED AMERICA BANCORP, INC. (the "Company") on Form 10-Q for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Robert F. Stoico, Chief Executive Officer, and Edward A. Hjerpe III, Chief Financial Officer, certify to the best of our knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.       The Report fully complies with the requirements of Section 13
                  (a) or 15 (d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

                                      /s/ Robert F. Stoico
                                      ------------------------------------------
                                      Robert F. Stoico
                                      Chairman of the Board, President and
                                      Chief Executive Officer
                                      February 12, 2004

                                      /s/ Edward A. Hjerpe, III
                                      ------------------------------------------
                                      Edward A. Hjerpe, III
                                      Executive Vice President, Chief Operating
                                      Officer and Chief Financial Officer
                                      February 12, 2004

         A signed original of this written statement required by Section 906 has been provided to FIRSTFED AMERICA BANCORP, INC. and will be retained by FIRSTFED AMERICA BANCORP, INC. and furnished to the Securities and Exchange Commission or its staff upon request.